Sun Capital Advisers Trust
Rule 10f-3 Reporting Form
For Quarter Ended: 12/31/2011


Subadviser Name: Goldman Sachs Asset
Management, L.P.

List below or attach a report showing all transactions during the quarter for which an affiliate was a member of the selling syndicate. Of attaching a separate report, please make sure that the following requested information is included.

1.	Name of Purchasing Fund:  SunCapital
Short Duration Fund
2.	Issuer:	BECTON DICKINSON
3.	Date of purchase: 11/ 3/11
4.	Underwriter from whom purchased:
Morgan Stanley
5.	Name of affiliated underwriter managing or
participating in syndicate
       (attach list of all members of syndicate):
Goldman, Sachs & Co.
6.	Aggregate principal amount of offering:
500,000,000
7.	Aggregate principal amount of purchase:
2,900,000 by the Fund
8.	Purchase price (net of fees and expenses):
99.96700
9.	Date offering commenced:  11/3/11
10.	Offering price at close of first day on which
any sales are made:  99.96700
11.	Commission, spread or profit:
	0.600	%
                                       $




Yes
No
1.	Have the following conditions been satisfied?



a.	The securities are either part of an issue registered under
the Securities Act of 1933 which is being offered to the public or "Eligible Municipal Securities" (as defined in Rule 10f-3) or securities sold in either an Eligible
Foreign Offering or Eligible Rule 144A Offering (as defined in Rule 10f-3)?







___X____







_______




b.	The securities were purchased prior to the end of the
first day on which any sales were made?

____X___

_______




c.	The purchase price paid did not exceed the price paid by
each other purchaser of securities in the offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering (as defined in Rule 10f-3), for any rights to purchase that are required by law to be granted to existing security holders of the issuer) and, if the securities are offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated?









___X____









_______




d.	The underwriting was a firm commitment underwriting?

___X____

_______




e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period?



___X____



_______




f.	If the securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the public or are purchased pursuant to an Eligible Foreign
Offering or an Eligible Rule 144A Offering, has the issuer of the securities been in continuous operation for not less than three years, including the operations of any predecessors?







____X___







_______



g.	If the offering is other than an Eligible Rule 144A
Offering, did the amount of such securities purchased by all of the investment companies advised by the Advisor and its affiliates exceed 25% of the principal amount of the offering?




_______




___X____




h.	If the offering was an Eligible Rule 144A Offering, did
the amount of such securities purchased by all of the investment companies advised by the Adviser exceed
25% of the total of (x) the principal amount of the offering of such class sold by members of the selling syndicate to Qualified Institutional Buyers, as defined in the Rule 144A(a)(1) under the Securities Act of 1933, plus (y) the principal amount of the offering of such class in any concurrent public offering?









_______









_____X__




i.	Was an affiliated underwriter, a direct or indirect
participant in the sale?
____ ___
_____X__


I hereby attest that the information provided is accurate and complete to the best of my knowledge as of the date below. I will promptly report in writing to Sun Capital
Advisers Trust if I become aware that any of the foregoing answers are no longer accurate.

Signature:	_____________________________
	Date:
______________________
	CCO or Designated Signor

Name:      	_____________________________
	Position:
______________________

Sun Capital Advisers Trust
Rule 10f-3 Reporting Form
For Quarter Ended: 12/31/2011


Subadviser Name: Goldman Sachs Asset
Management, L.P.

List below or attach a report showing all transactions during the quarter for which an affiliate was a member of the selling syndicate. Of attaching a separate report, please make sure that the following requested information is included.

1.	Name of Purchasing Fund:  SunCapital
Short Duration Fund
2.	Issuer:	COLGATE-PALMOLIVE CO
3.	Date of purchase: 11/ 3/11
4.	Underwriter from whom purchased:  JPMSI
5.	Name of affiliated underwriter managing or
participating in syndicate
       (attach list of all members of syndicate):
Goldman, Sachs & Co.
6.	Aggregate principal amount of offering:
300,000,000
7.	Aggregate principal amount of purchase:
3,075,000 by the Fund
8.	Purchase price (net of fees and expenses):
99.62100
9.	Date offering commenced:  11/3/11
10.	Offering price at close of first day on which
any sales are made:  99.62100
11.	Commission, spread or profit:
	0.600	%
                                       $




Yes
No
1.	Have the following conditions been satisfied?



a.	The securities are either part of an issue registered under
the Securities Act of 1933 which is being offered to the public or "Eligible Municipal Securities" (as defined in Rule 10f-3) or securities sold in either an Eligible
Foreign Offering or Eligible Rule 144A Offering (as defined in Rule 10f-3)?







___X____







_______




b.	The securities were purchased prior to the end of the
first day on which any sales were made?

____X___

_______




c.	The purchase price paid did not exceed the price paid by
each other purchaser of securities in the offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering (as defined in Rule 10f-3), for any rights to purchase that are required by law to be granted to existing security holders of the issuer) and, if the securities are offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated?









___X____









_______




d.	The underwriting was a firm commitment underwriting?

___X____

_______




e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period?



___X____



_______




f.	If the securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the public or are purchased pursuant to an Eligible Foreign
Offering or an Eligible Rule 144A Offering, has the issuer of the securities been in continuous operation for not less than three years, including the operations of any predecessors?







____X___







_______



g.	If the offering is other than an Eligible Rule 144A
Offering, did the amount of such securities purchased by all of the investment companies advised by the Advisor and its affiliates exceed 25% of the principal amount of the offering?




_______




___X____




h.	If the offering was an Eligible Rule 144A Offering, did
the amount of such securities purchased by all of the investment companies advised by the Adviser exceed
25% of the total of (x) the principal amount of the offering of such class sold by members of the selling syndicate to Qualified Institutional Buyers, as defined in the Rule 144A(a)(1) under the Securities Act of 1933, plus (y) the principal amount of the offering of such class in any concurrent public offering?









_______









_____X__




i.	Was an affiliated underwriter, a direct or indirect
participant in the sale?
____ ___
_____X__


I hereby attest that the information provided is accurate and complete to the best of my knowledge as of the date below. I will promptly report in writing to Sun Capital
Advisers Trust if I become aware that any of the foregoing answers are no longer accurate.

Signature:	_____________________________
	Date:
______________________
	CCO or Designated Signor

Name:      	_____________________________
	Position:
______________________

Sun Capital Advisers Trust
Rule 10f-3 Reporting Form
For Quarter Ended: 06/30/2011


Subadviser Name: Goldman Sachs Asset
Management, L.P.

List below or attach a report showing all transactions during the quarter for which an affiliate was a member of the selling syndicate. Of attaching a separate report, please make sure that the following requested information is included.

1.	Name of Purchasing Fund:  SunCapital
Short Duration Fund
2.	Issuer:	AT&T INC
3.	Date of purchase: 4/26/2011
4.	Underwriter from whom purchased:  BOA
5.	Name of affiliated underwriter managing or
participating in syndicate
       (attach list of all members of syndicate):
Goldman, Sachs & Co.
6.	Aggregate principal amount of offering:
1,750,000,000
7.	Aggregate principal amount of purchase:
2,800,000 by the Fund
8.	Purchase price (net of fees and expenses):
99.818
9.	Date offering commenced:  02/14/2011

10.	Offering price at close of first day on which
any sales are made:  99.818
11.	Commission, spread or profit:
	0.35	%
                                       $



Yes
No
1.	Have the following conditions been satisfied?



a.	The securities are either part of an issue registered under
the Securities Act of 1933 which is being offered to the public or "Eligible Municipal Securities" (as defined in Rule 10f-3) or securities sold in either an Eligible
Foreign Offering or Eligible Rule 144A Offering (as defined in Rule 10f-3)?







___X____







_______




b.	The securities were purchased prior to the end of the
first day on which any sales were made?

____X___

_______




c.	The purchase price paid did not exceed the price paid by
each other purchaser of securities in the offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering (as defined in Rule 10f-3), for any rights to purchase that are required by law to be granted to existing security holders of the issuer) and, if the securities are offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated?









___X____









_______




d.	The underwriting was a firm commitment underwriting?

___X____

_______




e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period?



___X____



_______




f.	If the securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the public or are purchased pursuant to an Eligible Foreign
Offering or an Eligible Rule 144A Offering, has the issuer of the securities been in continuous operation for not less than three years, including the operations of any predecessors?







____X___







_______



g.	If the offering is other than an Eligible Rule 144A
Offering, did the amount of such securities purchased by all of the investment companies advised by the Advisor and its affiliates exceed 25% of the principal amount of the offering?




_______




___X____




h.	If the offering was an Eligible Rule 144A Offering, did
the amount of such securities purchased by all of the investment companies advised by the Adviser exceed
25% of the total of (x) the principal amount of the offering of such class sold by members of the selling syndicate to Qualified Institutional Buyers, as defined in the Rule 144A(a)(1) under the Securities Act of 1933, plus (y) the principal amount of the offering of such class in any concurrent public offering?









_______









_____X__




i.	Was an affiliated underwriter, a direct or indirect
participant in the sale?
____ ___
_____X__


I hereby attest that the information provided is accurate and complete to the best of my knowledge as of the date below. I will promptly report in writing to Sun Capital
Advisers Trust if I become aware that any of the foregoing answers are no longer accurate.

Signature:	_____________________________
	Date:
______________________
	CCO or Designated Signor

Name:      	_____________________________
	Position:
______________________

Sun Capital Advisers Trust
Rule 10f-3 Reporting Form
For Quarter Ended: 09/30/2011


Subadviser Name: Goldman Sachs Asset
Management, L.P.

List below or attach a report showing all transactions during the quarter for which an affiliate was a member of the selling syndicate. Of attaching a separate report, please make sure that the following requested information is included.

1.	Name of Purchasing Fund:  SunCapital
Short Duration Fund
2.	Issuer:	PROCTER & GAMBLE CO/THE
3.	Date of purchase: 8/10/11
4.	Underwriter from whom purchased:
DEUTSEC
5.	Name of affiliated underwriter managing or
participating in syndicate
       (attach list of all members of syndicate):
Goldman, Sachs & Co.
6.	Aggregate principal amount of offering:
1,000,000,000
7.	Aggregate principal amount of purchase:
4,350,000
8.	Purchase price (net of fees and expenses):
99.58900
9.	Date offering commenced:  8/10/11
10.	Offering price at close of first day on which
any sales are made:  99.58900
11.	Commission, spread or profit:
	0.25	%
                                       $






Yes
No
1.	Have the following conditions been satisfied?



a.	The securities are either part of an issue registered under
the Securities Act of 1933 which is being offered to the public or "Eligible Municipal Securities" (as defined in Rule 10f-3) or securities sold in either an Eligible
Foreign Offering or Eligible Rule 144A Offering (as defined in Rule 10f-3)?







___X____







_______




b.	The securities were purchased prior to the end of the
first day on which any sales were made?

____X___

_______




c.	The purchase price paid did not exceed the price paid by
each other purchaser of securities in the offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering (as defined in Rule 10f-3), for any rights to purchase that are required by law to be granted to existing security holders of the issuer) and, if the securities are offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated?









___X____









_______




d.	The underwriting was a firm commitment underwriting?

___X____

_______




e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period?



___X____



_______




f.	If the securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the public or are purchased pursuant to an Eligible Foreign
Offering or an Eligible Rule 144A Offering, has the issuer of the securities been in continuous operation for not less than three years, including the operations of any predecessors?







____X___







_______



g.	If the offering is other than an Eligible Rule 144A
Offering, did the amount of such securities purchased by all of the investment companies advised by the Advisor and its affiliates exceed 25% of the principal amount of the offering?




_______




___X____




h.	If the offering was an Eligible Rule 144A Offering, did
the amount of such securities purchased by all of the investment companies advised by the Adviser exceed
25% of the total of (x) the principal amount of the offering of such class sold by members of the selling syndicate to Qualified Institutional Buyers, as defined in the Rule 144A(a)(1) under the Securities Act of 1933, plus (y) the principal amount of the offering of such class in any concurrent public offering?









_______









_____X__




i.	Was an affiliated underwriter, a direct or indirect
participant in the sale?
____ ___
_____X__


I hereby attest that the information provided is accurate and complete to the best of my knowledge as of the date below. I will promptly report in writing to Sun Capital
Advisers Trust if I become aware that any of the foregoing answers are no longer accurate.

Signature:	_____________________________
	Date:
______________________
	CCO or Designated Signor

Name:      	_____________________________
	Position:
______________________

2/28/2012	1	Rule 10f-3 Reporting Form





SUNCAPITAL
SC SHORT DURATION FUND  (609690) (the "Fund")
CUSIP: 883556AW2





Quarterly Report from Adviser for the Quarter Ending  3/31/2011


PROCEDURES PURSUANT TO RULE 10f-3*




Comparable Securities




(1)



(2)



(3)


(1)
Name of Underwriters


Barclays Capital
JP Morgan Securities
Banca IMI
BNP Paribas Securities Corp
Credit Agricole Securities USA Inc
Deutsche Bank Securities Inc
HSBC Securities
ING Financial Markets
KeyBanc Capital Markets
Merrill Lynch Pierce Fenner & Smit
Mizuho Securities USA Inc
Morgan Stanley & Co Inc
RBS Securities Inc
Scotia Capital Inc
SMBC Nikko Capital Markets Ltd
Credit Suisse Securities USA LLC
JP Morgan Securities
Loop Capital Markets LLC
Mizuho Securities USA Inc
Morgan Stanley & Co Inc
Scotia Capital Inc
RBC Capital Markets

Deutsche Bank Securities Inc
JP Morgan Securities
UBS Securities LLC

Citigroup Global Markets Inc
JP Morgan Securities
Merrill Lynch Pierce Fenner & Smit
UBS Securities LLC
Wells Fargo Securities LLC
Barclays Capital
Credit Agricole Securities USA Inc
Credit Suisse Securities USA LLC
Deutsche Bank Securities Inc
Goldman Sachs & Co
Morgan Stanley & Co Inc
BNY Mellon Capital Markets LLC
KeyBanc Capital Markets
Moelis & Co
PNC Capital Markets
RBS Securities Inc
Scotia Capital Inc
SunTrust Robinson Humphrey Inc
US Bancorp Investments Inc






(2)
Name of Issuer


THERMO FISHER SCIENTIFIC
COMMONWEALTH EDISON

UNILEVER CAPITAL CORP

HCP INC






(3)
Title of Security


TMO2.05 02/21/14
EXC1 5/8 01/15/14

UNANA 2 3/4 02/16

HCP 2.7 02/01/14






(4)
Date of Prospectus or First Offering
2/14/2011

1/10/2011



2/7/2011



1/19/2011






(5)
Amount of Total Offering ($)

  300,000,000

600,000,000



500,000,000



400,000,000







(6)
Unit Price



99.971

99.855



99.898



99.902






(7)
Underwriting Spread or Commission
0.400%

0.350%



0.35%



0.350%







(8)
Rating



A3/A/A-

Baa1/A-/BBB+



 A1/A+
/A+e



Baa2/BBB/BBB+






(9)
Maturity Date


2/21/2014

1/15/2014



2/10/2016



2/1/2014






(10)
Current Yield


2.005%

1.633%



2.734%



2.695%







(11)
Yield to Maturity


2.060%

1.675%



2.772%



2.703%




(12)
Subordination Features


Sr. Unsecured

1rst Mortage



Company Guaratee


Sr. Unsecured






 *Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which is




  Goldman, Sachs & Co. or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of Goldman Sachs Trust.






PROCEDURES PURSUANT TO RULE 10f-3 - Continued




(13)
Nature of Political Entity, if any,


N/A












including, in the case of revenue bonds,














underlying entity supplying the revenue













(14)
Total Par Value of Bonds Purchased





(15)
Dollar Amount of Purchases ($)


0






(16)
Number of Shares Purchased


0





(17)
Years of Continuous Operation


The company has been in continuous


(excluding municipal securities; see (25)(d) below) operation for greater than three years.





(18)
% of Offering Purchased by Fund







(19)
% of Offering Purchased by



all other GSAM-managed Portfolios and Accounts





(20)
Sum of (18) and (19)**






(21)
% of Fund's Total Assets applied



to Purchase





(22)
Name(s) of Underwriter(s) or




Dealer(s) from whom Purchased





(23)
Is the Adviser, any Subadviser or any








person of which the Adviser or Subadviser


is an "affiliated person", a Manager or Co-Manager




of the Offering?



Yes_X__
No____







(24)
Were Purchases Designated as Group














Sales or otherwise allocated to















the Adviser, any Subadviser or any person














of which the Adviser or Subadviser is an














"affiliated person"?



Yes____
No__X_








**May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. ("GSAM") or Goldman Sachs Asset Management
International ("GSAMI"), and any other purchases by other accounts with respect to
which GSAM or GSAMI has
investment discretion if it exercised such investment discretion with respect to the
purchase, 25% of the principal amount of the class of securities being offered, except
that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25%
of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the
selling syndicate to Qualified Institutional Buyers ("QIBs") plus (B) the principal
amount of the class of securities being offered in any concurrent offering.








PROCEDURES PURSUANT TO RULE 10f-3 - Continued




(25)
Have the following conditions been satisfied:






(a) The securities were part of an issue registered under













the Securities Act of 1933, as amended,  which is being













 offered to the public, or were U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934,












 or were municipal securities as  defined in Section 3(a)(29)













 of the Securities Exchange Act of 1934 or were securities sold in an Eligible Foreign Offering or were securities sold in an Eligible
Yes_X__
No____










Rule 144A Offering?









(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by
each other purchaser of securities in that offering or in any concurrent offering of
the securities (except, in the case of an Eligible Foreign Offering, for any rights to
purchase required by law to be granted to existing security holders of the issue) or,
if a rights offering, the securities were purchased on or before the fourth day
preceding the day on which the rights offering terminated.

Yes_X__
No____









(c) The underwriting was a firm commitment














underwriting?




Yes_X__
No____









With respect to any issue of securities other than Eligible Municipal
 Securities, was
the issuer of such secutrities to be purchased in continuous operation for not less
than three years, including the operation of any predecessors; or with respect to any
issue of Eligible Municipal Securities to be purchased, were the securities
sufficiently liquid that they could be sold at or near their carrying value within a
reasonably short period of time and either: (i) were subject to no greater than
moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity
supplying the revenues from which the issue is to be paid, had been in continuous
operation for less than three years (including the operation of any predecessors) the
securities were subject to a minimal or low amount of credit risk?







Yes_NA__
No____










SUNCAPITAL
SC SHORT DURATION FUND  (609690) (the "Fund")
CUSIP: 25746UBK4
















Quarterly Report from Adviser for the Quarter Ending  31/31/2011












PROCEDURES PURSUANT TO RULE 10f-3*







Comparable Securities












(1)



(2)



(3)


(1)
Name of Underwriters


Citigroup Global Markets Inc
Goldman Sachs & Co
JP Morgan Securities
Scotia Capital Inc
Credit Suisse Securities USA LLC
JP Morgan Securities
Loop Capital Markets LLC
Mizuho Securities USA Inc
Morgan Stanley & Co Inc
Scotia Capital Inc
 RBC Capital Markets

Deutsche Bank Securities Inc
JP Morgan Securities
UBS Securities LLC

Bank of America Merrill Lynch
JP Morgan
UBS Securities LLC






(2)
Name of Issuer


DOMINION RESOURCES INC
COMMONWEALTH EDISON

UNILEVER CAPITAL CORP

DR PEPPER SNAPPLE GROUP


















(3)
Title of Security


D 1.8 03/15/14
EXC1 5/8 01/15/14

UNANA 2 3/4 02/16

DPS 2.9 01/15/16


















(4)
Date of Prospectus or First Offering
3/2/2011

1/10/2011



2/7/2011



1/6/2011




















(5)
Amount of Total Offering ($)

  400,000,000

600,000,000



500,000,000



500,000,000




















(6)
Unit Price



99.944

99.855



99.898



99.889




















(7)
Underwriting Spread or Commission
0.400%

0.350%



0.35%



0.350%




















(8)
Rating



Baa2/A-/BBB+

Baa1/A-/BBB+



A1/A+/A+e



Baa2/BBB




















(9)
Maturity Date


3/15/2014

1/15/2014



2/10/2016



1/15/2016




















(10)
Current Yield


1.794%

1.633%



2.740%



2.879%




















(11)
Yield to Maturity


1.819%

1.675%



2.772%



2.924%




















(12)
Subordination Features


Sr. Unsecured

1rst Mortgage



Company Guarentee


Senior Notes










 *Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which is





  Goldman, Sachs & Co. or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of Goldman Sachs Trust.











PROCEDURES PURSUANT TO RULE 10f-3 - Continued






(13)
Nature of Political Entity, if any,


N/A












including, in the case of revenue bonds,














underlying entity supplying the revenue













(14)
Total Par Value of Bonds Purchased










(15)
Dollar Amount of Purchases ($)


0










(16)
Number of Shares Purchased


0












(17)
Years of Continuous Operation


The company has been in continuous











(excluding municipal securities; see (25)(d) below) operation for greater than three years.








(18)
% of Offering Purchased by Fund





(19)
% of Offering Purchased by















all other GSAM-managed Portfolios and Accounts












(20)
Sum of (18) and (19)**









(21)
% of Fund's Total Assets applied















to Purchase












(22)
Name(s) of Underwriter(s) or















Dealer(s) from whom Purchased











(23)
Is the Adviser, any Subadviser or any














person of which the Adviser or Subadviser














is an "affiliated person", a Manager or Co-Manager













of the Offering?



Yes_X__
No____













(24)
Were Purchases Designated as Group














Sales or otherwise allocated to















the Adviser, any Subadviser or any person














of which the Adviser or Subadviser is an














"affiliated person"?



Yes____
No__X_








**May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. ("GSAM") or Goldman Sachs
Asset Management International ("GSAMI"), and any other
 purchases by other
accounts with respect to which GSAM or GSAMI has investment
 discretion if
it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed
 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional
 Buyers ("QIBs") plus (B) the principal amount of the class of securities being offered in any concurrent offering.









PROCEDURES PURSUANT TO RULE 10f-3 - Continued








(25)
Have the following conditions been satisfied:










(a) The securities were part of an issue registered under













the Securities Act of 1933, as amended,  which is being













 offered to the public, or were U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934,












 or were municipal securities as  defined in Section 3(a)(29)













 of the Securities Exchange Act of 1934 or were securities sold in an Eligible Foreign Offering or were securities sold in an Eligible
Yes_X__
No____










Rule 144A Offering?









(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other
purchaser of securities in that offering or in any concurrent offering of the securities
(except, in the case of an Eligible Foreign Offering, for any rights to purchase required
by law to be granted to existing security holders of the issue) or, if a rights offering, the
securities were purchased on or before the fourth day preceding the day on which the
rights offering terminated.

Yes_X__
No____










(c) The underwriting was a firm commitment














underwriting?




Yes_X__
No____











With respect to any issue of securities other than Eligible
 Municipal Securities, was the
issuer of such secutrities to be purchased in continuous
 operation for not less than three
years, including the operation of any predecessors; or with
 respect to any issue of
Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that
they could be sold at or near their carrying value within a
 reasonably short period of
time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the
issuer of the municipal securities, or the entity supplying the revenues from which the
issue is to be paid, had been in continuous operation for less than three years (including
the operation of any predecessors) the securities were subject to a minimal or low
amount of credit risk?











Yes_NA__
No____












SUNCAPITAL
SC SHORT DURATION FUND  (609690) (the "Fund")
CUSIP: 478366AV9
















Quarterly Report from Adviser for the Quarter Ending  3/31/2011













PROCEDURES PURSUANT TO RULE 10f-3*









Comparable Securities












(1)



(2)



(3)


(1)
Name of Underwriters


Citigroup Global Markets Inc
Goldman Sachs & Co
JP Morgan Securities
Merrill Lynch Pierce Fenner & Smit
US Bancorp Investments Inc
Banca IMI
Barclays Capital
BBVA Securities Inc
Commerz Markets LLC
Credit Agricole Securities USA Inc
Danske Markets
ING Financial Markets
Mitsubishi UFJ Securities USA Inc
RBS Securities Inc
Standard Chartered Bank (US)
TD Securities USA LLC
UniCredit Capital Markets Inc
Wells Fargo Securities LLC
Credit Suisse Securities USA LLC
JP Morgan Securities
Loop Capital Markets LLC
Mizuho Securities USA Inc
Morgan Stanley & Co Inc
Scotia Capital Inc
RBC Capital Markets

Bank of America Merrill Lynch
JP Morgan
UBS Securities LLC

JP Morgan Securities
Merrill Lynch Pierce Fenner &
Smit
 Fifth Third Securities Inc
 Mitsubishi UFJ Securities USA
Inc
 PNC Capital Markets
 Rabo Securities USA Inc
 Scotia Capital Inc
 Wells Fargo Securities LLC








(2)
Name of Issuer


JOHNSON CONTROLS INC
COMMONWEALTH EDISON

DR PEPPER SNAPPLE GROUP

MCKESSON CORP




(3)
Title of Security


JCI1 3/4 03/01/14
EXC1 5/8 01/15/14

DPS 2.9 01/15/16

MCK3 1/4 03/01/16









(4)
Date of Prospectus or First Offering
2/1/2011

1/10/2011



1/6/2011



2/23/2011








(5)
Amount of Total Offering ($)

       450,000,000

600,000,000



500,000,000



600,000,000








(6)
Unit Price



99.967

99.855



99.889



99.661




















(7)
Underwriting Spread or Commission
0.450%

0.350%



0.350%



0.600%




















(8)
Rating



Baa1/BBB+/BBB+

Baa1/A-/BBB+



Baa2/BBB



Baa2/A-/A-




















(9)
Maturity Date


3/1/2014

1/15/2014



1/15/2016



3/1/2016




















(10)
Current Yield


1.757%

1.633%



2.886%



3.211%




















(11)
Yield to Maturity


1.761%

1.675%



2.924%



3.324%




















(12)
Subordination Features


Sr. Unsecured

1rst Mortgage



Sr.Notes



Sr. Unsecured









 *Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which is




  Goldman, Sachs & Co. or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of Goldman Sachs Trust.








PROCEDURES PURSUANT TO RULE 10f-3 - Continued









(13)
Nature of Political Entity, if any,


N/A












including, in the case of revenue bonds,














underlying entity supplying the revenue












(14)
Total Par Value of Bonds Purchased

3,150,000










(15)
Dollar Amount of Purchases ($)


3,148,961









(16)
Number of Shares Purchased


3,150,000









(17)
Years of Continuous Operation


The company has been in continuous










(excluding municipal securities; see (25)(d) below) operation for greater than three years.







(18)
% of Offering Purchased by Fund


0.700%







(19)
% of Offering Purchased by


5.967%












all other GSAM-managed Portfolios and Accounts












(20)
Sum of (18) and (19)**


6.67%








(21)
% of Fund's Total Assets applied


0.27%












to Purchase















(22)
Name(s) of Underwriter(s) or


JPMorgan












Dealer(s) from whom Purchased











(23)
Is the Adviser, any Subadviser or any














person of which the Adviser or Subadviser














is an "affiliated person", a Manager or Co-Manager













of the Offering?



Yes_X__
No____












(24)
Were Purchases Designated as Group














Sales or otherwise allocated to















the Adviser, any Subadviser or any person














of which the Adviser or Subadviser is an














"affiliated person"?



Yes____
No__X_








**May not exceed, when added to purchases of other
 investment companies
advised by Goldman Sachs Asset Management, L.P. ("GSAM") or Goldman Sachs Asset
 Management International ("GSAMI"), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified Institutional Buyers
 ("QIBs") plus (B) the
principal amount of the class of securities being offered in any concurrent offering.









PROCEDURES PURSUANT TO RULE 10f-3 - Continued











(25)
Have the following conditions been satisfied:






(a) The securities were part of an issue registered under













the Securities Act of 1933, as amended,  which is being













 offered to the public, or were U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange Act of 1934,












 or were municipal securities as  defined in Section 3(a)(29)













 of the Securities Exchange Act of 1934 or were securities sold in an Eligible Foreign Offering or were securities sold in an Eligible
Yes_X__
No____










Rule 144A Offering?










(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other
purchaser of securities in that offering or in any concurrent offering of the securities
(except, in the case of an Eligible Foreign Offering, for any rights to purchase required
by law to be granted to existing security holders of the issue)
 or, if a rights offering, the
securities were purchased on or before the fourth day preceding the day on which the
rights offering terminated.

Yes_X__
No____









(c) The underwriting was a firm commitment














underwriting?




Yes_X__
No____








With respect to any issue of securities other than Eligible
 Municipal Securities, was the
issuer of such secutrities to be purchased in continuous
 operation for not less than three
years, including the operation of any predecessors; or with
 respect to any issue of
Eligible Municipal Securities to be purchased, were the securities sufficiently liquid
that they could be sold at or near their carrying value within a reasonably short period
of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the
issuer of the municipal securities, or the entity supplying the revenues from which the
issue is to be paid, had been in continuous operation for less than three years (including
the operation of any predecessors) the securities were subject to a minimal or low
amount of credit risk?







Yes_NA__
No____